POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Joseph D. Emanuel and Brian Giantonio, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, Reg. No. 333-112808, and Reg. No. 333-158634), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of March, 2011.

    /s/  James J. Avery, Jr.
James J. Avery, Jr.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Joseph D. Emanuel and Brian Giantonio, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, Reg. No. 333-112808, and Reg. No. 333-158634), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of March, 2011.

  /s/ Thomas J. Diemer
       Thomas J. Diemer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Joseph D. Emanuel and Brian Giantonio, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, Reg. No. 333-112808, and Reg. No. 333-158634), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of March, 2011.

     /s/ Robert M. Falzon
       Robert M. Falzon

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Joseph D. Emanuel and Brian Giantonio, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, Reg. No. 333-112808, and Reg. No. 333-158634), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of March, 2011.

       /s/  Bernard J. Jacob
      Bernard J. Jacob

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Joseph D. Emanuel and Brian Giantonio, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, Reg. No. 333-112808, and Reg. No. 333-158634), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of March, 2011.

   /s/ Scott D. Kaplan
      Scott D. Kaplan

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Joseph D. Emanuel and Brian Giantonio, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, Reg. No. 333-112808, and Reg. No. 333-158634), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of March, 2011.

   /s/  Stephen Pelletier
Stephen Pelletier

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Joseph D. Emanuel and Brian Giantonio, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, Reg. No. 333-112808, and Reg. No. 333-158634), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of March, 2011.

   /s/ Richard F. Vaccaro
       Richard F. Vaccaro

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Thomas C. Castano, Kenneth E. Pelker, Richard E. Buckley, C. Christopher Sprague, Joseph D. Emanuel and Brian Giantonio, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, Reg. No. 333-112808, and Reg. No. 333-158634), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of March, 2011.

   /s/ Steven Weinreb
       Steven Weinreb